UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2016, McDermott International, Inc. (“McDermott”) announced that it made a technical amendment to the 2016 McDermott International, Inc. Long-Term Incentive Plan (the “2016 LTIP”) to reflect new guidance issued by the Financial Accounting Standards Board (the “FASB”) on March 30, 2016 and set forth in the FASB’s Accounting Standards Update (“ASU”) 2016-09, Compensation—Stock Compensation (Topic 718): Improvement to Employee Share-Based Payment Accounting. Among other things, ASU 2016-09 allows companies to withhold shares for tax purposes using rates up to the maximum individual statutory tax rate for each applicable tax jurisdiction, rather than being limited to “minimum withholding taxes” in accordance with prior FASB guidance. Although the 2016 LTIP does not reflect a limitation on share withholding (those limitations are to be addressed in connection with awards to be made under the plan), Section 4.1 of the 2016 LTIP, which addresses the number of shares available for grant under the plan, provides that shares withheld as full or partial payment of withholding taxes related to the vesting or settlement of an award (other than options) shall become available again for awards under the plan. In accordance with the change in accounting guidance, the amendment to the 2016 LTIP deleted the word “minimum” from the phrase “minimum withholding taxes” in the relevant provisions of Section 4.1 to remove this limitation. The 2016 LTIP, as amended, remains subject to stockholder approval at the Annual Meeting of Stockholders to be held on April 29, 2016, as further described below.

The foregoing summary is qualified in its entirety by reference to the 2016 LTIP, as amended, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this item by reference.

Item 8.01	Other Events.

On March 18, 2016, McDermott filed a definitive proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission relating to McDermott’s 2016 Annual Meeting of Stockholders to be held on April 29, 2016. On April 14, 2016, McDermott filed a Supplement to the Proxy Statement on Schedule 14A (the “Supplement”) to supplement and amend the Proxy Statement in order to add information regarding the amendment to the 2016 LTIP, as described in Item 5.02 to this report. A copy of the Supplement is attached hereto as Exhibit 99.1 and is incorporated into this item by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	2016 McDermott International, Inc. Long-Term Incentive Plan.

99.1	Supplement to Proxy Statement dated April 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ STUART A. SPENCE
Stuart A. Spence
Executive Vice President and Chief Financial Officer

April 14, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	2016 McDermott International, Inc. Long-Term Incentive Plan.

99.1	Supplement to Proxy Statement dated April 14, 2016.

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